May 2, 2013
Supplemental Financial Information Presentation
Q1 2013
Information is as of March 31, 2013 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Legal Disclaimer
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,”
“expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our operating results; our ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in ARI’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other periodic reports filed with the Securities and Exchange
Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Apollo Commercial Real Estate Finance, Inc.
2013 First Quarter Earnings Call
May 2, 2013
Stuart Rothstein
Chief Executive Officer and President
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Chief Financial Officer
Hilary Ginsberg
Investor Relations Manager

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Financial Summary
Income Statement March 31, 2013 March 31, 2012 % Change
18,135 $       14,429 $            25.7%
(1,068) $       (3,242) $              -67.1%
Net interest income (in thousands)
17,067 $       11,187 $            52.6%
0.39 $          0.42 $                 -7.1%
30,105,939 20,966,426 43.6%
Balance sheet March 31, 2013 December 31, 2012 % Change
688,138 $     669,478 $           2.8%
476,194 $     444,320 $           7.2%
Common stockholders equity 604,935 $     460,674 $           31.3%
86,250 $       86,250 $            -
211,944 $     225,158 $           -5.9%
0.4x 0.5x
5.1x 3.3x
Three Months Ended
Interest income (in thousands)
Interest expense (in thousands)
Operating earnings per share
(1)
Basic and diluted weighted average common
shares outstanding
Investments at amortized cost (in thousands)
Net equity in investments at cost (in thousands)
Preferred stockholders equity
Debt to common equity
Floating rate debt (in thousands)
Fixed charge coverage
(2)
(1)
Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity compensation expense
(a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 22 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2)
Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Annual Historical Overview
Operating Earnings per Share
(1)
Dividends per Common Share
Net Interest Income ($000s) Return on Common Equity Based on Operating Earnings (2)
$1.09
$1.47
$1.50
$0.39
$0.00
$0.40
$0.80
$1.20
$1.60
2010 2011 2012 Q1 2013
$1.50
$1.60
$1.60
$0.40
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 2012 Q1 2013
$21,771
$38,464
$48,677
$17,067
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
2010 2011 2012 Q1 2013
10.0%
10.8%
6.9%
9.6%
0.0%
3.0%
6.0%
9.0%
12.0%
Q2 2012 Q3 2012 Q4 2012 Q1 2013
(1)
Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity compensation expense (a portion of which may become cash-based upon final vesting and  settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 22 for a reconciliation of Operating
Earnings and Operating Earnings per Share to GAAP net income and GAAP  net income per share.
(2)
Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Quarterly Historical Overview
Operating Earnings ($000s)
(1)
Net Interest Income ($000s)
$11,187
$11,951
$13,326
$12,303
$17,067
$0
$3,000
$6,000
$9,000
$12,000
$15,000
$18,000
$21,000
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
$8,795
$8,526
$9,218
$7,375
$11,963
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
(1)
Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 22 for a reconciliation of Operating
Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q1 Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended March 31, 2013 of $12.0 million, or $0.39 per diluted common share
(1)
– Net interest income of $17.1 million for Q1 2013
– Total expenses of $4.1 million, comprised of management fees of $2.2 million, G&A of
$1.0 million and non-cash stock based compensation of $0.9 million
– GAAP net income available to common stockholders for the quarter ended March 31, 2013 of $10.1 million, or
$0.33 per diluted common share
Dividends
Declared a dividend of $0.40 per share of common stock for the quarter ended June 30, 2013
– Twelfth consecutive quarter of maintaining consistent dividend level
– 9.0% annualized dividend yield based on $17.74 closing price on April 30, 2013
Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred
Stock of $0.5391 per share for stockholders of record on March 28, 2013
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 22 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q1 Highlights
Investment and Portfolio Activity
Mezzanine Loan – Multifamily Conversion, New York, NY
$18 million mezzanine loan commitment secured by a pledge of the equity interests in the owner of two buildings in Midtown Manhattan which contain a total of 181,637 rentable square feet that is being converted into 215 multifamily units
Part of a $90 million, three year, interest only, floating rate financing comprised of the $18 million mezzanine loan and a $72 million first mortgage loan
Underwritten LTV (assuming first mortgage loan is fully funded) – 60%
Underwritten  IRR
(1)
~ 13%
Mezzanine Loan – Hotel Portfolio, Rochester, MN
$25 million mezzanine loan secured by a pledge of the equity interests in the owner of a portfolio of four hotels totaling 1,231 keys located in Rochester, Minnesota
Part of a $145 million, five-year, fixed-rate financing comprised of a $120 million first mortgage loan and the $25 million mezzanine loan provided in connection with the acquisition of the portfolio
Appraised LTV – 69%
Underwritten IRR
(1)
~ 12%
(1) The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Company’s master repurchase agreement with Wells Fargo Bank, N.A. (“Wells Facility”). There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the
Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q1 Highlights
Investment and Portfolio Activity
Mezzanine Loan – Condominium Development, New York, NY
$60 million mezzanine loan commitment ($49 million of which has been funded) secured by a pledge of preferred equity interests in the owner of a to-be-developed 352,624 net saleable square foot, 57-story, 146-
unit condominium tower located in the TriBeCa neighborhood of New York City
Initial term of 54 months, with one extension option for 12-months
Underwritten loan-to-net sellout (assuming loan is fully funded and based upon current unit presales) – 48%
Underwritten  IRR
(1)
~ 16%
Repayments
Principal repayment on two mezzanine loans totaling $50 million secured by a portfolio of shopping centers
Received $2.5 million yield maintenance payment; Total realized IRR on investment – 15%
Full principal repayment on repurchase agreement secured by CDO bonds
Total realized IRR on investment – 17%
(1)
The IRR for the investment listed reflects the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. With respect to the mezzanine loan for the New York City condominium development that closed in January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q1 Highlights
Capital Markets Activity
Common Stock Offering
Completed an underwritten public offering of 8,805,000 shares of common stock, raising net proceeds of approximately
$148.4 million
Portfolio Summary
Total investments with an amortized cost of $688 million at March 31, 2013
Current weighted average underwritten IRR of approximately 12.9% and levered weighted average underwritten IRR of approximately 14.2% at March 31, 2013
(1)
Book Value
GAAP book value of $16.41 per share as of March 31, 2013
Fair value of $16.71 per share as of March 31, 2013
(2)
ARI closed at $17.74 on April 30, 2013, a 8.1% premium to GAAP book value per share
(1)
The IRR  for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. With respect to the mezzanine loan for the New York City multifamily condominium conversion that closed in December 2012 and the mezzanine loan for the New York City condominium construction that closed in January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31,
2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.  Substantially all of the Company’s borrowings under the Company's master repurchase facility with JPMorgan Chase
Bank, N.A. (the "JPMorgan Facility") were repaid upon the closing of the Company’s Series A Preferred Stock offering in August 2012.  The Company's ability to achieve its levered weighted average underwritten IRR is additionally dependent upon the
Company re-borrowing approximately $53 million under the JPMorgan Facility or any replacement facility.  Without such re-borrowing, the levered weighted average IRR with regard to its portfolio of first mortgage loan will be significantly lower than the amount shown above, as indicated by the current weighted average underwritten IRR above.
(2)
The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management has estimated that the fair value of the Company’s financial assets at March 31, 2013 was approximately $11.1 million greater than the carrying value of the Company’s investment portfolio as of the same date.  This represents a premium of $0.30 per share over the Company's GAAP book value as of March 31, 2013.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q1 Highlights
Financing Activity
Amendment to JP Morgan Facility
Extended the term of the facility for two years (one-year term with one, 364 day extension)
Pricing to remain at LIBOR+2.50%
ARI paid a 0.5% fee for the first year and will pay a 0.25% extension fee for the 364 day extension
Amendment to Wells Facility
Reduced interest rate for outstanding borrowings used to finance AAA CMBS to LIBOR+1.05% from
LIBOR+1.25% - 1.50%
Reduced interest rate for outstanding borrowings used to finance Hilton CMBS to LIBOR+1.75% from
LIBOR+2.35%
Extended the term for the outstanding borrowings used to finance the AAA CMBS until March 2014
Corporate Governance
Chief Financial Officer
Board of Directors appointed Megan Gaul to the positions of Chief Financial Officer, Treasurer and
Secretary, effective April 1, 2013

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
Remaining
Weighted
Average Life
(years )
(1)
Current
Weighted
Average
IRR
(2)(3)
Levered
Weighted
Average
IRR
(4)
First Mortgage Loans
(2)
$142,833 $3 $142,830 2.3 10.9% 15.7%
Subordinate Loans 286,569 - 286,569 4.1 13.6% 13.6%
CMBS - AAA 188,824 164,204 24,620 1.8 16.2% 16.2%
CMBS - Hilton 69,912 47,737 22,175 2.6 12.5% 12.5%
Investments at March 31, 2013 $688,138 $211,944 $476,194 3.0 Years 12.9% 14.2%
As of March 31, 2013.
(1)  Remaining Weighted Average Life assumes all extension options are exercised.
(2) Borrowings under the Company’s master repurchase facility with JPMorgan (the “JPMorgan Facility”) bear interest at LIBOR plus 250 basis points, or 2.7% at March 31, 2013. The IRR calculation further assumes the JPMorgan Facility or any replacement facility will remain available over the life of these investments.
(3)
The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. With respect to the mezzanine loan for the New York City multifamily condominium conversion that closed in December 2012 and the mezzanine loan for the New York City condominium construction that closed in January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table. See
“Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
(4)
Substantially all of the Company’s borrowings under the JPMorgan Facility were repaid.  The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the
Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility.   Without such re-borrowing, the levered weighted average IRRs will be as indicated in the current weighted average IRR column above.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Diversified Investment Portfolio with Amortized Cost Basis of $688 million
Net Invested Equity at Amortized Cost Basis Gross Assets at Amortized Cost Basis
CMBS - AAA
27%
CMBS - Hilton
10%
First Mortgages
21%
Subordinate
Loans
42%
CMBS - AAA
5%
CMBS - Hilton
5%
First Mortgages
30%
Subordinate
Loans
60%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Diversification
The portfolio is diversified by property type and geographic location
Geographic Diversification by Net Equity
Property Type by Net Equity
(1) Other category includes the subordinate financing on a ski resort and a first mortgage loan on a development site with income producing parking lots.
Securities
10%
Residential
23%
Hotel
39%
Office
11%
Retail
5%
Mixed
Use/Other(1)
14%
New York City
47%
Northeast
(excluding NYC)
3%
Securities
10%
Southeast
1%
Mid-Atlantic
10%
Midwest
11%
West
13%
Southwest
5%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio - Maturity and Type
Fully Extended Loan Maturity Schedule ($000s)
(1)(2)
(1) Based upon Face Amount of Loans; Does not include CMBS (AAA or Hilton).
(2) For the NYC condominium conversion loan and the NYC condominium development loan, the maturities reflect the fully funded amounts of the loans.
Loan Position and Rate Type
(1)
Senior Loan
Fixed
19%
Subordinate
Loan Fixed
42%
Subordinate
Loan Floating
25%
Senior Loan
Floating
14%
$16.9
$-
$117.0
$114.1
$120.0
$85.0
$-
$8.9
$-
$16.5
$0
$20
$40
$60
$80
$100
$120
$140
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)
First Mortgage Loans
Subordinate Financings
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Description ($ in thousands) Location
Balance at
March  31, 2013
Starting
LTV
Ending
LTV
(1)
First Mortgage - Condo Conversion
(2)
New York 45,000 $              0% 31%
First Mortgage - Hotel New York  31,501 $              0% 40%
First Mortgage - Office New York 27,351 $              0% 53%
First Mortgage - Hotel Maryland 25,186 $              0% 56%
First Mortgage - Parking/Development Site
(3)
Massachusetts 16,890 $              0% 21%
Total 145,928 $
Description ($ in thousands) Location
Balance at
March 31, 2013
Starting
LTV
Ending
LTV
(1)
Subordinate - Condo Development New York 50,009 $              35% 48%
Subordinate - Hotel Portfolio Various 49,799 $              53% 60%
Subordinate - Ski Resort California 40,000 $              35% 54%
Subordinate - Hotel Portfolio New York 25,000 $              56% 60%
Subordinate - Hotel Portfolio Minnesota 24,968 $              57% 69%
Subordinate - Retail Virginia 24,442 $              60% 74%
Subordinate - Multifamily Conversion New York 18,000 $              48% 60%
Subordinate - Hotel  New York 15,000 $              51% 63%
Subordinate - Hotel New York 15,000 $              51% 65%
Subordinate - Office Missouri 9,945 $                61% 71%
Subordinate - Office Michigan 8,897 $                52% 67%
Subordinate - Mixed Use North Carolina 6,525 $                64% 77%
Subordinate - Condo Conversion
(2)
New York 350 $                   31% 55%
Total 287,935 $
(1)
Ending LTV represents the current loan balance as a percentage of the value as of the date of investment for all loans except the $31,633 New York, NY hotel loan, which is as of March 2011.
(2)
Both loans are for the same property; Ending LTV for the Condominium Conversion mezzanine loan is based upon the committed amount of $35 million.
(3)
Ending LTV is based upon the aggregate face value ($23.8 million) of the senior sub-participation interests at the date of investment; ARI purchased the senior sub-participation interests for $17.8 million
(75% of face value).

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – CMBS Portfolio
Face
Amortized
Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated
Fair Value Debt
Net
Equity at
Cost
CMBS – AAA $185,974 $188,824 1.8 $189,554 $164,204 $24,620
CMBS – Hilton 72,395 69,912 2.6 73,119 47,737 22,175
CMBS – Total $258,369 $258,736 2.0 $262,673 $211,941 $46,795
CMBS - AAA
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
07401DAB7 BSCMS 2007-PW18 A2
12513YAC4 CD 2007-CD4 A2B
61754KAC9 MSC 07-IQ14 A2
92978YAB6 WBCMT 07-C32 A2
CMBS - AAA
CUSIP Description
36246LAB7 GSMS 2007-GG10 A2
46630JAK5 JPMCC 2007-LDPX A2S
61751NAD4 MSC 2007-HQ11 A31
92978TAB7 WBCMT 2007-C31 A2
CMBS – Hilton
CUSIP Description
05956KAA6 BALL 2010-HLTN

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Portfolio Metrics – Quarterly Migration Summary
(1) The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. With respect to the mezzanine loan for the New York City multifamily condominium conversion that closed in December 2012 and the mezzanine loan for the New York City condominium construction that closed in January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table. See
“Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
(2) Represents an underwritten levered weighted average IRR. The Company's ability to achieve the underwritten levered weighted average IRR, additionally depends upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility with regard to its portfolio of first mortgage loans. Without such re-borrowing, the levered weighted average IRR will be significantly lower than the amount shown above, as indicated in the weighted average IRR column on page 10.
(3) Does not include CMBS (AAA or Hilton).
Portfolio Metrics ($ in thousands)
Q1 2013 Q4 2012 Q3 2012 Q2 2012 Q1 2012
(Investment balances represent amortized cost)
First Mortgage Loans 142,833 $         142,921 $         104,101 $         103,320 $         108,817 $
Subordinate Loans 286,569 246,246 196,177 179,602 179,336
Repurchase Agreement - 6,598 10,975 41,696 47,439
CMBS - AAA 188,824 203,463 223,781 280,697 330,413
CMBS - Hilton 69,912 70,250 70,521 70,719 -
Total Investments 688,138 $         669,478 $         605,555 $         676,034 $         666,005 $
(Investment balances represent net equity, at cost)
First Mortgage Loans 142,830 $         142,918 $         104,098 $         50,260 $          40,210 $
Subordinate Loans 286,569 246,246 196,177 179,602 179,336
Repurchase Agreement - 6,598 10,975 41,696 47,439
CMBS - AAA 24,620 26,636 29,712 32,520 43,763
CMBS - Hilton 22,175 21,922 21,623 21,260 -
Net Equity in Investments at Cost 476,194 $         444,320 $         362,585 $         325,338 $         310,748 $
Weighted Average IRR
(1)
14.2%
(2)
14.1%
(2)
14.9%
(2)
15.0% 14.7%
Weighted Average Duration 3.0 Years 3.1 Years 3.3 Years 2.9 Years 2.8 Years
Loan Portfolio Weighted Average Ending LTV
(3)
53.6% 55.6% 58.0% 57.1% 59.3%
Borrowings 211,944 $         225,158 $         242,970 $         350,696 $         355,257 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI had total borrowings outstanding of $211.9 million at March 31, 2013
ARI’s borrowings had the following remaining maturities at March 31, 2013:
Financing Overview
Facility ($000s) Debt Balance
Weighted
Average
Remaining
Maturity
(1)
Cost of
Funds
Hedged
Cost of
Funds
Wells Facility
(1)
$211,941 1.3 Years 1.4% 1.5%
JP Morgan Facility 3 1.8 Years 2.7% 2.7%
Total Borrowings at March 31, 2013 $211,944 1.3 Years 1.4% 1.5%
Facility ($000s) Less than 1 year 1 to 3 years 3 to 5 years Total
Wells Facility
(1)
$166,467 $45,474 $- $211,941
JP Morgan Facility - 3 - 3
Total Borrowings at March 31, 2013 $166,467 $45,477 $- $211,944
(1) Assumes extension options on Wells Facility are exercised. At March 31, 2013, the interest rate with respect to outstanding borrowings used to finance AAA CMBS was LIBOR plus 105bps and the interest rate with respect to outstanding borrowings used to finance the Hilton CMBS was LIBOR plus 175bps.

19 COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”) Financials

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Balance Sheets
(in thousands—except share and per share data)
March 31, 2013 December 31, 2012
Assets:
Cash 225,723 $                  108,619 $
Securities available-for-sale, at estimated fair value 64,216                      67,079
Securities, at estimated fair value 198,457                    211,809
Commercial mortgage loans, held for investment 142,833                    142,921
Subordinate loans, held for investment 286,569                    246,246
Repurchase agreements, held for investment -                           6,598
Interest receivable 4,475                        4,277
Deferred financing costs, net 1,239                        678
Other assets -                           203
Total Assets 923,512 $                  788,430 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 211,944 $                  225,158 $
Derivative instruments, net 83                            155
Accounts payable and accrued expenses 1,524                        1,265
Payable to related party 2,160                        2,037
Dividends payable 16,616                      12,891
Total Liabilities 232,327                    241,506
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and 3,450,000 shares issued and outstanding in 2013
and 2012 35                            35
Common stock, $0.01 par value, 450,000,000 shares authorized 36,869,106 and 28,044,106 shares issued and
outstanding in 2013 and 2012, respectively 369                          280
Additional paid-in-capital 695,266                    546,065
Retained earnings (accumulated deficit) (4,297)                       574
Accumulated other comprehensive (loss) (188)                         (30)
Total Stockholders' Equity 691,185                    546,924
Total Liabilities and Stockholders' Equity 923,512 $                  788,430 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Statement of Operations
March 31, 2013 March 31, 2012
Net interest income:
Interest income from securities 3,087 $                5,323 $
Interest income from commercial mortgage loans 3,592                   2,234
Interest income from subordinate loans 11,454                 5,313
Interest income from repurchase agreements 2                         1,559
Interest expense (1,068)                 (3,242)
Net interest income 17,067              11,187
Operating expenses:
General and administrative expenses (includes $883 and $1,083 of
non-cash stock based compensation in 2013 and  2012, respectively) (1,895)                 (2,036)
Management fees to related party (2,160)                 (1,289)
Total operating expenses (4,055)                (3,325)
Interest income from cash balances -                         1
Realized gain on sale of securities -                         262
Unrealized gain (loss) on securities (1,080)                 1,385
Gain (loss) on derivative instruments (includes unrealized gains
(losses) of $72 and $(5) in 2013 and  2012, respectively) -                      (417)
Net income 11,932 $           9,093 $
Preferred dividends (1,860)                 -
Net Income available to common shareholders 10,072 $           9,093 $
Basic and diluted net income per share of common stock    0.33 $                 0.43 $
Basic and diluted weighted average shares of common stock outstanding 30,105,939          20,966,426
Dividend declared per share of common stock 0.40 $                 0.40 $
Three months ended

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Reconciliation of Operating Earnings to Net Income
March 31, 2013
Earnings Per Share
(Diluted) March 31, 2012
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders $10,072 $0.33 $9,093 $0.43
Adjustments:
Unrealized (gain)/loss on securities 1,080 0.04 (1,385) (0.06)
Unrealized (gain)/loss on derivative instruments (72)
-
5
-
Equity based compensation expense 883 0.02 1,083 0.05
Total adjustments: 1,891 0.06 (297) (0.01)
Operating Earnings 11,963 $0.39 $8,796 $0.42
Basic and diluted weighted average common shares outstanding 30,105,939 20,966,426
Three Months Ended

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Financial Metrics – Quarterly Migration Summary
Financial Metrics
($ in thousands, except per share data) Q1 2013 Q4 2012 Q3 2012 Q2 2012 Q1 2012
Net Interest Income 17,067 $          12,303 $          13,236 $          11,951 $          11,187 $
Management Fee 2,160 2,040 1,518 1,292 1,289
General and Administrative Costs 1,012 935 1,154 1,876 953
Non-Cash Stock Based Compensation 883 380 1,276 886 1,083
Net Income Available to Common Stockholders 10,072 $          7,108 $            10,992 $          9,910 $            9,093 $
GAAP Diluted EPS 0.33 $               0.26 $               0.52 $               0.47 $               0.43 $
Operating Earnings
(1)
11,963 $          7,375 $            9,218 $            8,526 $            8,795 $
Operating EPS
(1)
0.39 $               0.27 $               0.44 $               0.41 $               0.42 $
Distributions Declared to Common Stockholders 0.40 $               0.40 $               0.40 $               0.40 $               0.40 $
GAAP Book Value per Common Share 16.41 $            16.43 $            16.58 $            16.59 $            16.46 $
Fair Value per Common Share
(2)
16.71 $            16.84 $            17.16 $            17.22 $            17.04 $
Total Stockholders' Equity 691,185 $         546,924 $         427,421 $         341,518 $         338,377 $
Basic and diluted weighted average common shares
outstanding
30,105,939 27,297,600 20,992,312 20,991,450 20,966,426
Return on Common Equity Based on Operating Earnings
(3)
9.6% 6.8% 10.8% 10.0% 10.4%
(1)
Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity compensation expense
(a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 22 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2)
The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management estimates the fair value of the Company’s financial assets.
(3)
Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.